SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 13, 2003


                               CIT RV Trust 1998-A
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

        000-24495                                     36-4232666
(Commission File Number)                   (IRS Employer Identification No.)

1 CIT Drive
Livingston, New Jersey                                                07039-5703
(Address of principal executive offices and zip code)                 (Zip Code)

Registrants' telephone number, including area code:  (973) 740-5000

                     c/o The CIT Group/Sales Financing, Inc.
                                  650 CIT Drive
                          Livingston, New Jersey 07039
          (Former name or former address, if changed since last report)

Item 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(c)    Exhibits.

     The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

EXHIBIT NO.                                 DESCRIPTION

  99.1                                      Pool Data Report

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE CIT GROUP/SALES FINANCING,
                                        INC., as Servicer


                                        By: /s/ Barbara Callahan
                                            ----------------------------
                                        Name:   Barbara Callahan
                                        Title:  Vice President


Dated:  March 13, 2003



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


                                                         CIT RV TRUST 1998-A
                                                          November 30, 2002

            The percentages and balances set forth in each of the following tables may not total due to rounding.

                                              GEOGRAPHIC DISTRIBUTION OF CONTRACTS (1)

                                                    % OF CONTRACT                                              % OF CONTRACT
                             NUMBER OF             POLL BY NUMBER           AGGREGATE PRINCIPAL            POOL BY PRINCIPAL
                       CONTRACTS AS OF         OF CONTRACTS AS OF           BALANCE OUTSTANDING          BALANCE OUTSTANDING
STATE                     CUT-OFF DATE               CUT-OFF DATE            AS OF CUT-OFF DATE           AS OF CUT-OFF DATE
-----                     ------------               ------------            ------------------           ------------------
Alabama                             57                      1.31%               $     2,134,677                        1.65%
Alaska                               3                      0.07%                       165,073                        0.13%
Arizona                            226                      5.21%                     7,309,939                        5.65%
Arkansas                           104                      2.40%                     2,071,894                        1.60%
California                         669                     15.43%                    18,764,231                       14.50%
Colorado                           124                      2.86%                     4,058,698                        3.14%
Connecticut                         38                      0.88%                       771,249                        0.60%
Delaware                             4                      0.09%                       123,473                        0.10%
Florida                            277                      6.39%                     9,870,117                        7.62%
Georgia                             99                      2.28%                     2,627,799                        2.03%
Idaho                               29                      0.67%                       886,322                        0.68%
Illinois                           115                      2.65%                     3,120,393                        2.41%
Indiana                             38                      0.88%                     1,117,871                        0.86%
Iowa                                 9                      0.21%                       316,701                        0.24%
Kansas                              77                      1.78%                     1,588,531                        1.23%
Kentucky                            17                      0.39%                       389,690                        0.30%
Louisiana                           47                      1.08%                     1,881,735                        1.45%
Maine                               13                      0.30%                       661,207                        0.51%
Maryland                            53                      1.22%                     1,112,089                        0.86%
Massachusetts                       72                      1.66%                     1,635,770                        1.26%
Michigan                            44                      1.01%                     1,820,361                        1.41%
Minnesota                           32                      0.74%                     1,278,360                        0.99%
Mississippi                         25                      0.58%                       936,267                        0.72%
Missouri                           172                      3.97%                     3,586,806                        2.77%
Montana                             13                      0.30%                       255,775                        0.20%
Nebraska                            13                      0.30%                       289,942                        0.22%
Nevada                              96                      2.21%                     3,176,065                        2.45%
New Hampshire                       17                      0.39%                       449,639                        0.35%
New Jersery                         43                      0.99%                       955,030                        0.74%
New Mexico                          53                      1.22%                     2,302,668                        1.78%
New York                            95                      2.19%                     2,561,273                        1.98%
North Carolina                      75                      1.73%                     2,928,955                        2.26%
North Dakota                         1                      0.02%                       107,518                        0.08%
Ohio                                43                      0.99%                     2,172,443                        1.68%
Oklahoma                           242                      5.58%                     5,118,115                        3.95%
Oregon                             125                      2.88%                     5,040,221                        3.89%
Pennsylvania                        55                      1.27%                     1,959,835                        1.51%
Rhode Island                        22                      0.51%                       360,150                        0.28%
South Carolina                      37                      0.85%                     1,237,847                        0.96%
South Dakota                         9                      0.21%                       330,888                        0.26%
Tennessee                           48                      1.11%                     1,507,702                        1.16%
Texas                              693                     15.99%                    20,156,361                       15.57%
Utah                                20                      0.46%                       899,141                        0.69%
Vermont                             11                      0.25%                       183,039                        0.14%
Virginia                            24                      0.55%                       625,216                        0.48%
Washington                         204                      4.71%                     6,822,752                        5.27%
West Virginia                        8                      0.18%                       290,800                        0.22%
Wisconsin                           30                      0.69%                       996,629                        0.77%
Wyoming                              9                      0.21%                       387,595                        0.30%
Other (2)                            5                      0.12%                       102,041                        0.08%
----------------------------------------------------------------------------------------------------------------------------
     Total                       4,335                     99.88%               $   129,446,894                      100.00%





----------------------------
(1) In most cases, based on the mailing addresses of the Obligors as of the Cut-off Date.
(2) Generally includes foreign address locations




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


                                                       RANGE OF CONTRACT RATES

                                                    % OF CONTRACT                                              % OF CONTRACT
                             NUMBER OF             POLL BY NUMBER           AGGREGATE PRINCIPAL            POOL BY PRINCIPAL
RANGE OF               CONTRACTS AS OF         OF CONTRACTS AS OF           BALANCE OUTSTANDING          BALANCE OUTSTANDING
CONTRACT RATES            CUT-OFF DATE               CUT-OFF DATE            AS OF CUT-OFF DATE           AS OF CUT-OFF DATE
--------------            ------------               ------------            ------------------           ------------------
 0.00% -  7.49% (1)                169                      3.90%               $     8,342,939                        6.45%
 7.50% -  8.49%                    224                      5.17%                    16,487,489                       12.74%
 8.50% -  9.49%                    941                     21.71%                    46,435,617                       35.87%
 9.50% - 10.49%                  1,179                     27.20%                    31,708,086                       24.50%
10.50% - 11.49%                    834                     19.24%                    14,483,187                       11.19%
11.50% - 12.49%                    459                     10.59%                     6,607,206                        5.10%
12.50% - 13.49%                    306                      7.06%                     3,479,250                        2.69%
13.50% - 14.49%                    147                      3.39%                     1,392,120                        1.08%
14.50% - 15.49%                     56                      1.29%                       369,839                        0.29%
15.50% - 16.49%                     15                      0.35%                        81,891                        0.06%
16.50% - 17.49%                      3                      0.07%                        36,674                        0.03%
17.50% - 18.49%                      1                      0.02%                        12,707                        0.01%
18.50% - 19.49%                      1                      0.02%                         9,889                        0.01%
                      ------------------------------------------------------------------------------------------------------
                                 4,335                    100.00%               $   129,446,894                      100.00%

-----------------------------
(1) Generally represents repossessed contracts or contract subject to the Soldiers' and Sailors' Civil Relief Act.








                                                    RANGE OF REMAINING MATURITIES

                                                    % OF CONTRACT                                              % OF CONTRACT
                             NUMBER OF             POLL BY NUMBER           AGGREGATE PRINCIPAL            POOL BY PRINCIPAL
RANGE OF REMAINING     CONTRACTS AS OF         OF CONTRACTS AS OF           BALANCE OUTSTANDING          BALANCE OUTSTANDING
MATURITIES IN MONTHS      CUT-OFF DATE               CUT-OFF DATE            AS OF CUT-OFF DATE           AS OF CUT-OFF DATE
--------------------      ------------               ------------            ------------------           ------------------
  1 - 12 months                    103                      2.38%               $        95,837                        0.07%
 13 - 24 months                    110                      2.54%                       326,329                        0.25%
 25 - 36 months                    215                      4.96%                     1,009,793                        0.78%
 37 - 48 months                    152                      3.51%                       935,256                        0.72%
 49 - 60 months                    144                      3.32%                     1,487,810                        1.15%
 61 - 72 months                    656                     15.13%                     7,555,248                        5.84%
 73 - 84 months                    228                      5.26%                     3,535,819                        2.73%
 85 - 96 months                    815                     18.80%                    13,313,718                       10.29%
 97 - 108 months                    93                      2.15%                     2,489,580                        1.92%
109 - 120 months                   290                      6.69%                    12,646,112                        9.77%
121 - 132 months                 1,230                     28.37%                    57,576,540                       44.48%
133 - 144 months                   106                      2.45%                     5,675,232                        4.38%
145 - 156 months                    15                      0.35%                     1,044,902                        0.81%
157 - 168 months                     4                      0.09%                       373,661                        0.29%
169 - 180 months                    31                      0.72%                     3,863,380                        2.98%
181 - 192 months                   131                      3.02%                    15,710,890                       12.14%
193 - 204 months                    10                      0.23%                     1,552,359                        1.20%
205 - 216 months                     2                      0.05%                       254,426                        0.20%
                     -------------------------------------------------------------------------------------------------------
                                 4,335                    100.00%               $   129,446,894                      100.00%









                                                    COLLATERAL TYPE DISTRIBUTION

                                                    % OF CONTRACT                                              % OF CONTRACT
                             NUMBER OF             POLL BY NUMBER           AGGREGATE PRINCIPAL            POOL BY PRINCIPAL
                       CONTRACTS AS OF         OF CONTRACTS AS OF           BALANCE OUTSTANDING          BALANCE OUTSTANDING
COLLATERAL TYPE           CUT-OFF DATE               CUT-OFF DATE            AS OF CUT-OFF DATE           AS OF CUT-OFF DATE
---------------           ------------               ------------            ------------------           ------------------
Motor Homes                      2,065                     47.64%               $    96,461,967                       74.52%
Fifth Wheel                        925                     21.34%                    18,628,737                       14.39%
Travel Trailer                   1,031                     23.78%                    11,114,013                        8.59%
Other                              314                      7.24%                     3,242,176                        2.50%
                    --------------------------------------------------------------------------------------------------------
Total                            4,335                    100.00%               $   129,446,894                      100.00%



















                                                   DELINQUENCY STATUS DISTRIBUTION

                                                    % OF CONTRACT                                              % OF CONTRACT
                             NUMBER OF             POLL BY NUMBER           AGGREGATE PRINCIPAL            POOL BY PRINCIPAL
                       CONTRACTS AS OF         OF CONTRACTS AS OF           BALANCE OUTSTANDING          BALANCE OUTSTANDING
DELINQUENCY STATUS        CUT-OFF DATE               CUT-OFF DATE            AS OF CUT-OFF DATE           AS OF CUT-OFF DATE
------------------        ------------               ------------            ------------------           ------------------
Current                          3,864                     89.13%               $   112,747,669                       87.10%
0 - 30 days                        109                      2.51%                     2,730,615                        2.11%
31 - 60 days                        14                      0.32%                       723,023                        0.56%
61 - 90 days                        97                      2.24%                     3,845,186                        2.97%
91 - 120 days                       39                      0.90%                       759,520                        0.59%
121 - 150 days                      42                      0.97%                     1,026,262                        0.79%
151 - 180 days                      24                      0.55%                       503,069                        0.39%
Repo                               146                      3.37%                     7,111,549                        5.49%
                     -------------------------------------------------------------------------------------------------------
                                 4,335                    100.00%               $   129,446,894                      100.00%









                                               RANGE OF PRINCIPAL BALANCE OUTSTANDING


                                 TOTAL                    MINIMUM                       MAXIMUM                      AVERAGE
PRINCIPAL                BALANCE AS OF              BALANCE AS OF                 BALANCE AS OF                BALANCE AS OF
BALANCE TYPE              CUT-OFF DATE               CUT-OFF DATE                  CUT-OFF DATE                 CUT-OFF DATE
------------              ------------               ------------                  ------------                 ------------
Original               $   165,555,657              $       2,691               $       425,000                $      38,190
Current                $   129,446,894              $          21               $       353,279                $      29,861








                                                NEW VS. USED COLLATERAL DISTRIBUTION

                                                    % OF CONTRACT                                              % OF CONTRACT
                             NUMBER OF             POLL BY NUMBER           AGGREGATE PRINCIPAL            POOL BY PRINCIPAL
                       CONTRACTS AS OF         OF CONTRACTS AS OF           BALANCE OUTSTANDING          BALANCE OUTSTANDING
NEW VS. USED              CUT-OFF DATE               CUT-OFF DATE            AS OF CUT-OFF DATE           AS OF CUT-OFF DATE
------------              ------------               ------------            ------------------           ------------------
New                              2,645                     61.01%               $    86,542,489                       66.86%
Used                             1,690                     38.99%                    42,904,405                       33.14%
                 -----------------------------------------------------------------------------------------------------------
                                 4,335                    100.00%               $   129,446,894                      100.00%









                                   RANGE OF CREDIT SCORES

                         MINIMUM AS OF              MAXIMUM AS OF        WEIGHTED AVERAGE AS OF
SCORE TYPE            ORIGINATION DATE           ORIGINATION DATE              ORIGINATION DATE
----------            ----------------           ----------------              ----------------
FICO                                 0                        823                           681
Custom                               0                        304                           198



                     MINIMUM, MAXIMUM AND WEIGHTED AVERAGE DISTRIBUTION

                         MINIMUM AS OF              MAXIMUM AS OF        WEIGHTED AVERAGE AS OF
DISTRIBUTION TYPE         CUT-OFF DATE               CUT-OFF DATE                  CUT-OFF DATE
-----------------         ------------               ------------                  ------------
Contract Rate                    0.00%                     19.00%                         9.04%
Original Term                36 months                 242 months                    179 months
Current Term                   1 month                 206 months                    123 months


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